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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 6, 2004

                           BOULDER ACQUISITIONS, INC.
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             (Exact name of registrant as specified in its charter)

            NEVADA                           0-12536             90-0093373
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(State or other jurisdiction of          (Commission File      (IRS Employer
 incorporation or organization)               Number)        Identification No.)


           429 Guangdong Road
   Shanghai People's Republic of China                             200001
(Address of principal executive offices)                         (Zip Code)

      Registrant's telephone number, including area code: (86-21) 6336-8686







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                ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

         Effective August 6, 2004, the registrant's name was changed to China Digital Wireless, Inc. The name change was effected pursuant to the provisions of Chapter 92A.180 of the Nevada Revised Statutes and as such stockholder approval of the name change was neither required or sought. The name change was undertaken in order to provide the registrant with a name that is more indicative of the business operations currently being conducted by the registrant and its direct and indirect subsidiary companies.

         As a result of the name change, the registrant's common stock is now quoted on the NASD's over-the-counter bulletin board ("OTCBB") under the symbol CHDW.

   ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements. None

         (b) Pro Forma Financial Statements. None

         (c) Exhibits. Except as otherwise noted, the following exhibits have been filed as a part of this Current Report:

        Exhibit
        Number             Description of Exhibit
        ------             ----------------------
         99.1              Press   Release  dated  August  6,  2004  by  Boulder
                           Acquisitions, Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                                                      BOULDER ACQUISITIONS, INC.







                                                      By: /s/ Tai Caihua
                                                         -----------------------
                                                         Tai Caihua, President



DATED:  August 6, 2004